UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

SKYLINE CORPORATION
 (Exact name of registrant as specified in its charter)

Indiana	1-4714	35-1038277
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 743, 2520 By-Pass Road	Elkhart, IN 46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 294-6521

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2009, the Board of Directors of Skyline Corporation added this new Section 15 to Article 4 of the Bylaws of the Corporation pursuant to unanimous vote of the Board of Directors:

The Corporation hereby expressly elects not to be governed by I.C. 23-1-33-6(c). It is the intent of this bylaw that the Corporation is affirmatively electing not to establish staggering of the terms of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CORPORATION

Date: June 29, 2009

By: /s/ Jon S. Pilarski
Jon S. Pilarski
Chief Financial Officer